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                                                                      EXHIBIT 10


               AMENDMENT TWO TO SECOND AMENDED AND RESTATED CREDIT
                 FACILITY AGREEMENT DATED AS OF APRIL 27, 1999


         WHEREAS, Dresdner Bank Lateinamerika Aktiengesellschaft, Miami Agency as Agent and Lender, and First Union National Bank, Bank of America, NA, Wachovia Bank, N.A., Bank Leumi USA, Banque Sudameris, Miami Agency, and Israel Discount Bank Limited, Miami Agency, as Lenders, and Dycom Industries, Inc., as Borrower, are parties to the Second Amended and Restated Credit Facility Agreement dated 27 April 1999 and an Amendment to Second Amended and Restated Credit Facility Agreement dated as of the 7th day of July, 2000 ("Amendment One") (collectively, the "Agreement"); and

         WHEREAS, the parties have agreed to further modification of the Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and good and valuable consideration, the sufficiency of which is hereby agreed, the parties agree as follows:

         1.       Section 2.02 (C) is hereby amended to read as follows:

                           "(C) INTEREST RATE. Interest with respect to each
                  Advance under the "B" Line of Credit shall accrue and be paid on the unpaid principal balance from time to time outstanding at one of the following rates elected by Borrower in the relevant Request for Advance:

                  (1) the thirty (30), sixty (60), ninety (90) or one hundred eighty (180) day LIBOR rate effective on the date of such Advance according to the term for which the relevant Advance is requested, plus one and one-eighth of one percent (1.125%) per annum; or

                  (2) the Prime Rate minus one and one-fourth of one per cent (1.250%) per annum, to change with each change in the Prime Rate.

                  Interest based on the Prime Rate shall be computed on the basis of a year of 365 or 366 days, as the case may be. Interest based on LIBOR shall be computed on the basis of a 360-day year in each case for the actual number of days elapsed (i.e., 1/360 of a full year's interest shall accrue for each day any LIBOR based Advance is outstanding) and shall be due quarterly (or, if earlier, at maturity) and payable in arrears. Said interest rate shall never exceed the maximum rate allowed, from time to time, by law."

                  2. Section 2.03 (C) of the Agreement is hereby amended to read as follows:


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                           "(C) INTEREST RATE. Interest on the "C" Term Loan
                  shall accrue and be paid on the unpaid principal balance from time to time outstanding at one of the following rates elected by Borrower on the Closing Date:

                  (1) the thirty (30), sixty (60), ninety (90) or one hundred eighty (180) day LIBOR rate effective on the Closing Date applicable to the thirty (30), sixty (60), ninety (90) or one hundred eighty (180) day initial Interest Period selected by Borrower, plus one and five-eighths of one per cent (1.625%) per annum, to change in accordance with the LIBOR Rate applicable to each relevant Interest Period elected by Borrower thereafter, provided, however, that, if at the end of any relevant Interest Period Borrower shall not make such an election on a timely basis, then the one hundred eighty (180) day rate shall be applicable; or

                  (2) the Prime Rate minus five-eighths of one per cent (0.625%) per annum, to change with each change in the Prime Rate.

                  Interest based on the Prime Rate shall be computed on the basis of a year of 365 or 366 days, as the case may be. Interest based on LIBOR shall be computed on the basis of a 360-day year in each case for the actual number of days elapsed (i.e., 1/360 of a full year's interest shall accrue for each day any LIBOR based Advance is outstanding) and shall be due quarterly (or, if earlier, at maturity) and payable in arrears. Said interest rate shall never exceed the maximum rate allowed, from time to time, by law."

         3. Section 2.04 (C) of the Agreement is hereby amended to read as follows:

                           "(C) INTEREST RATE. Interest with respect to each
                  Advance under the "D" Line of Credit shall accrue and be paid on the unpaid principal balance of each Advance from time to time outstanding at one of the following rates elected by Borrower in the relevant Request for Advance:

                  (1) the thirty (30), sixty (60), ninety (90) or one hundred eighty (180) day LIBOR rate effective on the Closing Date applicable to the thirty (30), sixty (60), ninety (90) or one hundred eighty (180) day initial Interest Period elected by Borrower, plus one and three-eighths of one per cent (1.375%) per annum, to change in accordance with the LIBOR Rate applicable to each relevant Interest Period elected by Borrower thereafter, provided, however, that if, at the end of any relevant Interest Period Borrower shall not make such an election on a timely basis, then the one hundred eighty (180) day rate shall be applicable; or

                  (2) the Prime Rate in effect, from time to time, minus seven-eighths of one per cent (0.875%) per annum, to change with each change in the Prime Rate.



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                  Interest based on the Prime Rate shall be computed on the
                  basis of a year of 365 or 366 days, as the case may be. Interest based on LIBOR shall be computed on the basis of a 360-day year in each case for the actual number of days elapsed (i.e., 1/360 of a full year's interest shall accrue for each day any LIBOR based Advance is outstanding) and shall be due monthly (or, if earlier, at maturity) and payable in arrears. Such interest rate shall never exceed the maximum rate allowed, from time to time, by law."

         4. Section 4.01 of the Agreement is hereby amended to read as follows:

                  "4.01 RELEASE OF AND RIGHT TO REQUIRE, COLLATERAL. Borrower and each Guarantor confirms the prior grant to Lenders under the Agreement, a Lien on and security interest in the following property belonging to each of them (the "Collateral") as security for the payment of the Obligations whether now existing or hereafter arising and the performance by Borrower and each Guarantor of its obligations under this Agreement and any Hedging Instrument entered into from time to time:

                                    (A) All machinery, equipment, vehicles,
                  vessels, aircraft, fixtures, buildings, appliances, furniture and other tangible assets, now owned or hereafter acquired and wherever located.

                                    (B) All inventory now owned or hereafter
                  acquired and products and proceeds t thereof.

                                    (C) All accounts, contract rights and
                  accounts receivable, now or hereafter in existence and all proceeds thereof, and all returned or repossessed goods arising from or relating to any of the said accounts or rights.

                                    (D) All instruments, documents, chattel
                  paper and general intangibles, rights in trademarks, trade names, patents, copyrights and licenses now owned or hereafter acquired or arising.

                                    (E) All cash or non-cash proceeds of any of
                  the foregoing, including insurance proceeds.

                                    (F) All ledger sheets, files, records,
                  documents, and instruments (including, but not limited to, computer programs, tapes and related electronic data processing software) evidencing an interest or relating to the above, and all products or proceeds of the above.

                                    (G) All substitutes, and replacements for,
                  accessions, attachments, and other additions to, and tools, parts, and equipment used in connection with any of the above, and all products and proceeds of the above.



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                  Such security interest was evidenced by appropriate security agreements or amendments to such security agreements, mortgages, trust deeds or other instruments in such form as was required by law and was perfected in all appropriate jurisdictions. By its execution of this Amendment Two to the Agreement, Lenders agree to release the Collateral from the Lien of the aforementioned Security Agreements and to execute such releases and termination statements and file in the appropriate jurisdictions, as to evidence that release, provided, however, that Borrower and each Guarantor shall covenant and agree not to encumber the Collateral without the written approval of Agent. Notwithstanding, in the event of the occurrence of an Event of Default under this Agreement, as here amended, Agent and Lenders reserve the right, but shall not have the obligation, to require that Borrower and any or all of Guarantors grant a first perfected security interest in the Collateral for repayment of the Second Amended Facility.

                   The Collateral, if required, together with all of Borrower's other property or the property of any Guarantor of any kind held by any Lenders, shall stand as one general, continuing collateral security for all Obligations, and such continuing security interest may be retained by Lenders until all Obligations have been satisfied in full. "

         5. Except as herein modified and amended, the Agreement and Amendment One remain in full force and effect.

         6. The Borrower represents and warrants that it has no cause of action or claim against the Agent or the Lenders as of the date of this Amendment, and further waives any claim or cause of action against the Agent or the Lenders that may have arisen as of the date of this Amendment. Borrower further acknowledges and agrees that it neither has, nor has had, any defenses, counterclaims, or setoffs or any rights therefor to its obligations under the Second Amended and Restated Credit Facility Agreement or any loan documents.

         7. All parties agree that this Amendment Two will be treated as duly executed upon exchange of fax signatures.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGES]



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         IN WITNESS WHEREOF, the parties have executed this Amendment Two to the
Second Amended and Restated Credit Facility Agreement dated as of April 27, 1999 on this 12th day of December, 2000:

Borrower:

Dycom Industries, Inc.

By:      /s/ RICHARD L. DUNN
         ---------------------------------
Name:    RICHARD L. DUNN
         ---------------------------------
Title:   SENIOR VICE PRESIDENT
         ---------------------------------





Lender:

Dresdner Bank Lateinamerika AG
(also as Agent)

By:      /s/ ALAN HILLS
         ---------------------------------
Name:    ALAN HILLS
         ---------------------------------
Title:   VICE PRESIDENT
         ---------------------------------


By:      /s/ FRANK HUTHNANCE
         ---------------------------------
Name:    FRANK HUTHNANCE
         ---------------------------------
Title:   VICE PRESIDENT
         ---------------------------------



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Lender:

Bank Leumi USA, A New York Banking Corporation

By:      /s/ PAUL TINE
         -----------------------------------
Name:    PAUL TINE
         -----------------------------------
Title:   VICE PRESIDENT
         -----------------------------------


By:      /s/ JOHN KOENIGSBERG
         -----------------------------------
Name:    JOHN KOENIGSBERG
         -----------------------------------
Title:   FIRST VICE PRESIDENT
         -----------------------------------


Lender:

BANQUE SUDAMERIS, MIAMI AGENCE

By:      /s/ EFRAIN C. LOPEZ
         -----------------------------------
Name:    EFRAIN C. LOPEZ
         -----------------------------------
Title:   ASSISTANT VICE PRESIDENT


By:      /s/ HUBERT DE LA FELD
         -----------------------------------
Name:    HUBERT DE LA FELD
         -----------------------------------
Title:   SENIOR VICE PRESIDENT
         -----------------------------------


Lender:

BANK OF AMERICA

By:      /s/ ANDREW M. AIRHEART
         -----------------------------------
Name:    ANDREW M. AIRHEART
         -----------------------------------
Title:   MANAGING DIRECTOR
         -----------------------------------



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Lender:

WACHOVIA BANK, N.A.

By:      /s/ TAD LITTLE
         -----------------------------------
Name:    TAD LITTLE
         -----------------------------------
Title:   VICE PRESIDENT
         -----------------------------------


Lender:

ISRAEL DISCOUNT BANK LIMITED, MIAMI AGENCY

By:      /s/ STEPHEN J. JEZIOROWSKI
         ---------------------------

Name:    STEPHEN J. JEZIOROWSKI
         ---------------------------

Title:   ASSISTANT VICE PRESIDENT

By:      /s/ DAVID KEINAN
         ---------------------------

Name:    DAVID KEINAN
         ---------------------------
Title:   SENIOR VICE PRESIDENT
         ---------------------------


Lender:

FIRST UNION NATIONAL BANK

By:      /s/ MARY A. MORGAN
         ---------------------------
Name:    MARY A. MORGAN
         ---------------------------
Title:   SENIOR VICE PRESIDENT
         ---------------------------



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